August 24 & 25, 2011 2011 Citigroup One-on-One MLP/ Midstream Infrastructure Conference 1 Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. The words “believe,” “expect,” “should,”
“targeting,” “estimates,” and other similar expressions identify forward-
looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP
Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at www.nustarenergy.com and
www.nustargpholdings.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is
a leading publicly traded
partnership with a market
capitalization of around $3.6 billion
and an enterprise value of
approximately $5.9 billion
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general
partner interest, incentive
distribution rights and 15.5% of the
common units in NuStar Energy
L.P. with a market capitalization of
around $1.4 billion
Two Publicly Traded Companies
NSNSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (08/2211):$55.99$33.10
Annualized Distribution/Unit: $4.38 $1.98
Yield (08/22/11):7.82%5.98%
Market Capitalization: $3,618 million $1,409 million
Enterprise Value $5,931million$1,417 million
Credit Ratings – Moody’s Baa3/Stable n/a
S&P and Fitch BBB-/Stable n/a
83.0%
Membership Interest
82.5%
L.P. Interest
Public Unitholders
35.3 Million NSH Units
Public Unitholders
54.4 Million NS Units
17.0%
Membership
Interest
2.0% G.P. Interest
15.5% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7.3 Million NSH Units
NYSE:  NSH
NYSE: NS

NuStar

Canada
Mexico
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD
LEGEND
Headquarters/International Office
NuStar Energy L.P. Refined Product Terminals
Third-Party Leased Asphalt Terminal
Nustar Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Asphalt Refinery
Fuels Refinery
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
Caribbean
Netherlands
St. Eustatius
Ukraine
Russia
Romania
Bulgaria
Georgia
Turkey
Syria
Iraq
Iran
Norway
Scotland
Denmark
Ireland
England
Germany
Belgium
France

Large and Diverse Geographic Footprint
with Assets in Key Locations
Asset Stats:
Operations in eight different
countries including the U.S.,
Mexico, the Netherlands,
including St. Eustatius in
the Caribbean, England,
Ireland, Scotland, Canada
and Turkey.
Own 90 terminal and
storage facilities
Over 94 million barrels of
storage capacity
8,417 miles of crude oil and
refined product pipelines
2 asphalt refineries and a
fuels refinery capable of
processing 118,500 bpd of
crude oil

Percentage of 2010
Segment Operating Income
Approximately 78% of NuStar Energy’s 2010 segment operating income came from fee-based transportation and storage segments
Approximately 80% of 2011 segment operating income should come from fee-
based transportation and storage segments
Storage: 43%
Transportation: 35%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 22%
Asphalt Operations
Fuels Marketing Operations
Product Supply, Crude Oil Trading, Bunkering
and Fuel Oil Marketing
San Antonio Refinery (Beginning in 2011)
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas.

~6.6% CAGR
$2.40 *
$2.75
$2.95
$3.20
$3.37
$3.60
$3.84
$4.09
$4.245
$4.28
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

2006 2007 2008 2009 2010
$1.28
$1.38
$1.58
$1.73
$1.87
Distributions for both NS and NSH have grown every year since IPO’s…
Expect 2011 distribution growth rate to be higher than 2010
NS Distribution ($ per Unit) NSH Distribution ($ per Unit)
~9.9% CAGR
* Annualized Distribution
*

Storage Segment Overview 8

2011 Outlook
Full year of EBITDA should be realized from May 2010 Mobile, AL terminal acquisition and St. Eustatius terminal project completed in 4 th
quarter 2010
Benefits from St. James Phase 1 storage project began July 1 and are being phased in during the 3
rd
quarter as a portion of the planned tanks are completed
2011 segment EBITDA expected to be $20 to $30 million higher than 2010
Storage Segment EBITDA ($ in Millions)
Storage Contract Renewals (% of Revenues)
1 Year
or Less
1 to 3
Years
3 to 5
Years
Greater
Than 5
Years
2011 Storage Segment
EBITDA Expected to be Higher than 2010
2006 2007 2008 2009 2010
$162
$177
$208
$242
$256
30%
42%
13%
15%

Storage expansion projects continue at our
St. James, Louisiana terminal
Third-Party Crude Oil Storage Expansion – Phase 1
Construct 3.2 million barrels of crude oil storage
Projected CAPEX of $125 to $145 million, with projected average annual
EBITDA of $15 to $25 million
Storage tanks in-service beginning July 1 and
phased in during the 3
rd
quarter
Third-Party Crude Oil Storage Expansion – Phase 2
Project in early planning stages
Should be similar in size to Phase 1 project
Could grow in size based on customer demand
Expected in-service last half of 2012

Recently announced an agreement to
construct a unit train offloading facility at
our St. James terminal
Agreement with two subsidiaries of EOG Resources, Inc.
EOG is a large independent oil and natural gas company
Proved reserves in the United States, Canada, the UK and China
Project description:
New rail and unit train offloading facilities
Facility will be equipped to handle at least one 70,000-barrel train per day
Two new storage tanks with a combined capacity of 360,000 barrels
Costs and completion dates:
Rail project should be completed in 1
st
quarter of 2012
Tanks are expected to be completed and in service in 2
nd
quarter of 2012
NuStar’s share of the costs should be $30 to $40 million

Plan to construct new tanks for distillate
service at our St. Eustatius terminal
Construct one million barrels of new storage for distillate service
Interested customers include several large oil companies
Projected CAPEX of $45 to $55 million, with projected average annual EBITDA of $5 to $10 million
Expected in-service 4th quarter 2012

Transportation Segment Overview 13

Transportation Segment EBITDA ($ in Millions)
2010 Pipeline Receipts by Commodity
Lower throughputs should cause
Transportation Segment EBITDA to be down in 2011
Gasoline
29%
Other*
13%
*Other includes ammonia, jet fuel, propane, naphtha
and light end refined products
2006 2007 2008 2009 2010
$170
$176
$186
$190
$199
Crude Oil
40%
Distillate
18%
2011 Outlook
Eagle Ford shale crude project with Koch Pipeline Company completed in June 2011 should increase throughputs 30,000 BPD
Throughputs projected to be down 7% to 8%.  Heavy customer refinery turnaround schedule and increased export demand for distillates could negatively impact throughputs.
Tariff increase of 6.9%, effective July 1, 2011, includes a 2.65% FERC approved index adjustment factor that will be applicable on an annual basis through June 30, 2016
Full year 2011 segment EBITDA expected to be $5 to $15 million lower than 2010

Shale Formations
Bakken Shale Formation
Niobrara Shale Formation
Granite Wash
Barnett Shale Formation
Eagle Ford - Oil Window
Eagle Ford - Wet Gas Window
Eagle Ford - Dry Gas Window
Canada
MT
ND
MN
SD
WY
NE
IA
NV
UT
CO
KS
MO
OK
AR
TX
LA
WI
MI
IN
OH
PA
NY
FL
Blue Island
St. James
CC North Beach
NuStar Pipelines
1 - Colorado Crude Gath System
2 - Wichita Falls Crude
3 - Southlake Pipeline
4 - Ardmore Crude
5 - Houston Pipeline
6 - Three Rivers to Tribble Lane
7 - Corpus - 3 Rivers Crude PL
8 - Corpus Christi Chemical PL
9 - CC - ODEM - 3 Rivers PL
0 100 200 400 Miles
Pettus
3 Rivers
McMullen
Karnes
DeWitt
Victoria
Refugio
Jim Wells
Nueces
1
2
3
4
5
6
7
8
9

Transportation Segment Assets in close
proximity to key Shale Formations
Shale Development Strategy should increase
Transportation Segment Throughputs
Shale Development Strategy
There are key shale developments located in NuStar’s Mid-Continent and Gulf
Coast regions, including the Eagle Ford, Bakken, Granite Wash, Barnett, and
Niobrara

Four Eagle Ford Shale Projects have been
announced to date
Previously discussed Pipeline Connection & Capacity Lease Agreement with Koch Pipeline
In the 2
nd
quarter of 2011, announced the signing of LOIs with TexStar
Midstream Services and Velocity Midstream Partners to develop a new pipeline system
TexStar and Velocity both plan to construct pipelines that transport crude and condensate to Three Rivers, TX
Pipelines should be interconnected with a new storage facility to be constructed at Three Rivers, TX by NuStar
Plan to connect the storage facility to NuStar’s existing 16-inch pipeline that can transport 200,000 BPD to NuStar’s Corpus Christi North Beach storage terminal
Both projects expected to be in-service 2Q 2012

Four Eagle Ford Shale Projects have been
announced to date (Continued)
NuStar is working with Valero Energy to finalize agreements to transport
Eagle Ford crude, other crude oils and condensate for Valero Energy
Agreements should involve several of NuStar’s existing South Texas pipelines and could also involve the construction of a new pipeline.
A portion of this project could be on-line as early as the 4 th
quarter of 2011.

Guadalupe
Colorado
Gonzales
Uvalde
Medina
Bexar
Lavaca
Wharton
Wilson
DeWitt
Jackson
Zavala
Frio
Atascosa
Karnes
Victoria
3rd party pipeline
Goliad
3rd party pipeline
Calhoun
Dimmit
Bee
La Salle
McMullen
Live Oak
Refugio
Aransas
San Patricio
Webb
Jim Wells
Duval
Nueces
Kleberg
Legend
EFS Oil Window
EFS Wet Gas Window
EFS Dry Gas Window
0
10
20
40 Miles

THREE RIVERS
REFINERY
CORPUS CHRISTI
PLACED
O
PETTUS
NORTH BEACH
Valero
West Plant
OAKVILLE
Koch
Mayo Sta.
Completed project for Koch Pipeline
New 3
rd
Party Pipeline
New NuStar Pipeline
Existing NuStar Pipeline
In early development phase
Letter of Intent in place
Expect to Announce Additional Projects
In the Near Future

Asphalt & Fuels Marketing Segment Overview 19

$27
$22
$37
$10
$37
$90
$70
$74
Asphalt
Fuels Marketing
$3.78
$8.75
$6.37
$7.73
Earnings from San Antonio refinery acquisition as well
as improved earnings in Fuels Marketing operations
should lead to improved segment results
Asphalt & Fuels Marketing
U.S. East Coast Product Margin ($ per barrel)
2009
Actual
2008
Actual
2000-2007
Average
2011 Outlook
April 2011 San Antonio refinery acquisition contributing as expected to 2011 earnings
Continued weak asphalt demand and high feedstock costs should cause EBITDA in our asphalt operations to be lower than 2010
New U.S. heavy fuels and bunker fuels markets entered in 2010 benefitting our fuels marketing operations in 2011
Full year 2011 segment EBITDA expected to be higher than 2010
Segment EBITDA ($ in millions)
2010
Actual
2006 2007 2008 2009 2010
$80
$111
$127

Financial Overview 21

6/30/11 Revolver Availability
NuStar Revolver Availability close to $350 million….
Credit Metrics should continue to improve as earnings increase
Total Bank Credit $1,224
Less:
Borrowings (489)
Letters of Credit
Go Zone Financing (294)
Other (12)
Revolver Availability $429
Standard & Poor’s: BBB- (Stable
Outlook)
Moody’s: Baa3 (Stable Outlook)
Fitch: BBB- (Stable Outlook)
Debt/EBITDA (6/30/11): 4.3x
Debt/Capitalization (6/30/11): 47.9%
Credit Ratings/Metrics
(Dollars in Millions)
5.0x Revolver Debt/EBITDA covenant limits true Revolver availability to
~$350 million at 6/30/11

$0
$250
$500
$750
$1,000
$1
$874
$480
$350
$450
$290
No Significant Debt Maturities Until 2012
No significant debt maturities until 2012 when some senior notes and the revolver will become due
Current market Credit Revolver terms & pricing seem to be improving
Current plan is to hold off closing on a new Revolver until 2012
$290 million worth of GO Zone financing matures in 2038 – 2040
Debt structure approximately 50% fixed rate – 50% variable rate
Debt Maturities as of June 30, 2011
(Millions $)

$20
$13
$75
$107
$159
$200
$14
$20
$25
$23
$27
$75
$43
$100
2009 Actual 2010 Actual 2011 Forecast
Acquisitions
Corporate
Asphalt & Fuels Marketing
Storage
Transportation
2011 Total Spending on Internal Growth Projects &
Acquisitions currently projected to be around
$475 million
(
Dollars in Millions)
$164
$262
$475

High quality, large and diverse asset footprint supporting energy infrastructure both in the U.S. and internationally
Contracted fee-based storage and transportation assets provide stable cash flows, delivering 78% of 2010 operating income
Fourth largest independent liquids terminal operator in the world
Diverse and high quality customer base composed of large integrated oil companies, national oil companies and refiners
Strong balance sheet, credit metrics and commitment to maintain investment grade credit ratings
Lower cost of capital than majority of peers
Experienced and proven management team with substantial equity ownership and industry experience
Recognized nationally for safety and environmental record as well as one of the best places to work
NuStar Summary

26

Appendix 27

Reconciliation of Non-GAAP Financial
Information: Storage Segment

(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009 2010
Operating income 108,486 $           114,635 $                     141,079 $           171,245 $             178,947 $
Plus depreciation and amortization expense 53,121                 62,317                           66,706                 70,888                   77,071
EBITDA 161,607 $           176,952 $                     207,785 $           242,133 $             256,018 $
Projected incremental operating income range $ 11,000  -  20,000
Plus projected incremental depreciation and
        amortization expense range      9,000  -  10,000
Projected incremental EBITDA range $ 20,000  -  30,000
St. James, LA
Terminal
Expansion
Phase 1
St. Eustatius
Distillate
Project
Projected annual operating income range $ 11,000  -  20,000 $  4,000  -  8,000
Plus projected annual depreciation and
        amortization expense range      4,000  -  5,000      1,000  -  2,000
Projected annual EBITDA range $ 15,000  -  25,000 $ 5,000  -  10,000
The following is a reconciliation of projected annual operating income to projected annual EBITDA for certain projects in our storage segment related to our internal growth program:
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA:
Year Ended December 31,
Year Ended
December 31, 2011
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with
United States generally accepted accounting principles.

Reconciliation of Non-GAAP Financial
Information: Transportation Segment

(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009 2010
Operating income 122,714 $           126,508 $             135,086 $           139,869 $             148,571 $
Plus depreciation and amortization expense 47,145                 49,946                   50,749                 50,528                   50,617
EBITDA 169,859 $           176,454 $             185,835 $           190,397 $             199,188 $
The following is a reconciliation of projected decrease in operating income to projected decrease in EBITDA:
Projected decrease in operating income ($ 5,000 - 15,500)
Plus projected incremental depreciation and
        amortization expense range               0 - 500
Projected decrease in EBITDA range ($ 5,000 - 15,000)
Year Ended
December 31,
2011
Year Ended December 31,
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Reconciliation of Non-GAAP Financial Information:
Asphalt and Fuels Marketing Segment

(Unaudited, Dollars in Thousands)
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing
Segment
Operating income
53,977 $                   36,884 $                   90,861 $
Plus depreciation and amortization expense
20,164 93                              20,257
EBITDA
74,141 $                   36,977 $                   111,118 $
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing
Segment
Operating income
50,710 $                   9,919 $                     60,629 $
Plus depreciation and amortization expense
19,463 -                                  19,463
EBITDA 70,173 $                   9,919 $                     80,092 $
Year Ended
December 31, 2007
Year Ended
December 31, 2006
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing
Segment
Asphalt and Fuels
Marketing
Segment
Asphalt and Fuels
Marketing
Segment
Operating income 76,267 $                   36,239 $                   112,506 $                     21,111 $                        26,815 $
Plus depreciation and amortization expense
14,182 552                            14,734 423 -
EBITDA
90,449 $                   36,791 $                   127,240 $                     21,534 $                        26,815 $
Year Ended December 31, 2009
Year Ended December 31, 2008
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.
The following tables reconcile operating income to EBITDA for asphalt operations and fuels marketing operations in our asphalt and fuels marketing segment:
Year Ended December 31, 2010